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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 5, 2001



                         Aztec Technology Partners, Inc.
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               (Exact name of registrant as specified in charter)


Delaware                       0-24417                      04-3408450
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


50 Braintree Hill Office Park, Suite 220, Braintree, Massachusetts    02184
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (781) 849-1702


                                       N/A
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          Former name or former address, if changed since last report)



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Item 3. BANKRUPTCY OR RECEIVERSHIP.

     On October 5, 2001, the Registrant filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Massachusetts. The filing is intended to allow the Registrant to remain in possession of its assets and properties, and the Registrant's existing directors and officers will continue to oversee operation of the Registrant's business as a debtor-in-possession, subject to supervision and orders of the Bankruptcy Court.

     A copy of the Registrant's press release dated October 8, 2001 announcing the filing is attached as Exhibit 99.01 hereto and is hereby incorporated by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.     DESCRIPTION
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   99           Press Release, dated October 8, 2001.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 9, 2001              Aztec Technology Partners, Inc.


                                    By: /S/ PETER PELLETIER
                                       ------------------------------------
                                        Name:   Peter Pelletier
                                        Title:  Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
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   99           Press Release, dated October 8, 2001.